UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 13, 2015

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	3

2

Item 5.03 -	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective on April 13, 2015, the Board of Directors of NewBridge Bancorp (the “Company”) amended the Company’s Bylaws to provide that, unless the Company consents in writing to another forum, the sole and exclusive forum for certain types of legal actions brought against or on behalf of the Company must be a state court located within the City of Greensboro in Guilford County, North Carolina (or, if no state court located within the State of North Carolina has jurisdiction, the United States District Court for the Middle District of North Carolina). This summary of the material provisions of the amendment is qualified in its entirety by reference to Article 12 of the Company’s Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 9.01 -	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
Exhibit 3.1	Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: April 15, 2015	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
Exhibit 3.1	Amended and Restated Bylaws of the Company.

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